SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 3, 2005

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-50268                                           11-3636084
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 3, 2005, the senior management of the Newkirk Master Limited Partnership (the "Partnership") concluded that the Partnership's consolidated balance sheets at December 31, 2004 and 2003 and the related consolidated statements of cash flows (collectively, the "Reports") for each of the three years in period ended December 31, 2004 should be restated for the following (in thousands):

1) To reclassify $8,216, $5,148 and $8,109 from cash and cash equivalents to restricted cash, respectively, to more clearly reflect net changes in cash and cash equivalents.

2) To reclassify distributions from partially owned limited partnerships from investing activities to operating activities in the amount of $389 and $492 as they represent distributions of income received from investments in partially owned entities accounted for on the equity method.

      Management has also made these same restatements for the following periods ended as follows:

      Three Months ended March 31, 2005 and 2004

      1) To reclassify $10,255 from cash and cash equivalents to restricted cash.
      2) To reclassify distributions from partially owned limited partnerships of $168 and $168 from investing cash flows to operating cash flows.

      Nine Months ended September 30, 2004 and 2003

      1) To reclassify $7,190 at September 30, 2004 from cash and cash equivalents to restricted cash.
      2) To reclassify distributions from partially owned limited partnerships of $389 and $492 from investing cash flows to operating cash flows.
      3) To reclassify payments of accrued interest of $23,935 and $4,639 from operating cash flows to financing cash flows.

      Six Months ended June 30, 2004 and 2003

      1) To reclassify $7,181 at June 30, 2004 from cash and cash equivalents to restricted cash.
      2) To reclassify distributions from partially owned limited partnerships of $221 at June 30, 2004 from investing cash flows to operating cash flows.
      3) To reclassify payments of accrued interest of $548 and $4,029 from operating cash flows to financing cash flows.

      In this regard, the financial statements contained in such Reports should not be relied upon. The Partnership will file amendments to reflect the above restated financial information.

The Partnership reached this conclusion after reviewing recent accounting literature and interpretations and discussions between authorized officers of the Partnership's general partner and the Partnership's independent auditors, Imowitz, Koenig and Co., LLP.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of August, 2005.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: MLP GP LLC
                                              General Partner

                                              By: Newkirk MLP Corp.
                                                  Manager


                                                  By: /s/ Thomas Staples
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                                                      Thomas Staples
                                                      Chief Financial Officer